UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer (Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment No. 1”) amends the Current Report on Form 8-K (SEC Accession No. 0001193125-16-614660) filed on June 7, 2016 (the “Original Form 8-K”) to (1) amend the item number under which certain information was disclosed in the Original Form 8-K, and (2) to include additional information regarding a non-GAAP financial measure included in the Original Form 8-K.

Specifically, the Original Form 8-K is hereby amended to provide that the information previously disclosed under Item 8.01—Other Events, including Exhibits 99.1 and 99.2, is furnished under Item 7.01—Regulation FD Disclosure. In addition, the Original Form 8-K is hereby amended to add additional disclosure regarding projected 2016 adjusted diluted earnings per share, a non-GAAP financial measure, and a reconciliation of projected 2016 adjusted diluted earnings per share to diluted earnings per share, its most directly comparable GAAP financial measure, as set forth under such item below and in new Exhibit 99.3. In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), this Amendment No. 1 sets forth the complete text of the Original Form 8-K as amended hereby, which text supersedes and replaces the text of the Original Form 8-K in its entirety.

The Original Form 8-K was also concurrently filed as pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (SEC Accession No. 0001193125-16-614661) (the “Concurrent Schedule TO”). This Amendment No. 1 is not intended to affect the Concurrent Schedule TO.

In accordance with General Instruction B.2 of Form 8-K, the information in the Original Form 8-K, and this Amendment No. 1, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure

On June 7, 2016, Zimmer Biomet Holdings, Inc., a Delaware corporation (the “Company” or “Zimmer Biomet”), and LDR Holding Corporation, a Delaware corporation (“LDR”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated June 6, 2016, by and among the Company, LH Merger Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of the Company (“Merger Sub”), and LDR. Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of LDR at a price of $37.00 per share, net to the seller in cash, without interest, subject to any required deduction or withholding of taxes. The Merger Agreement further provides that, upon the terms and subject to the conditions thereof, following completion of the Offer, Merger Sub will merge with and into LDR, with LDR surviving as an indirect wholly owned subsidiary of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, on June 7, 2016, the Company made available supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The press release and presentation both include projected 2016 adjusted diluted earnings per share, a non-GAAP financial measure that differs from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). A reconciliation of projected 2016 adjusted diluted earnings per share to diluted earnings per share, its most directly comparable GAAP measure, is attached hereto as Exhibit 99.3 and is incorporated herein by reference. Projected 2016 adjusted diluted earnings per share may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

Projected 2016 adjusted diluted earnings per share excludes the effects of inventory step-up and other inventory and manufacturing related charges, special items, intangible asset amortization and certain tax adjustments. Special items include expenses resulting directly from the Company’s business combinations and/or global restructuring, quality and operational excellence initiatives, including employee termination benefits, certain contract terminations, consulting and professional fees, dedicated project personnel, asset impairment or loss on disposal charges and other items.

Management uses projected 2016 adjusted diluted earnings per share information internally to evaluate the performance of the business and believes that it provides useful information to investors by offering the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results, the ability to better identify operating trends that may otherwise be masked or distorted by these types of items and to perform related trend analysis, and a higher degree of transparency of certain items. In addition, this measure may be used as a performance metric in the Company’s incentive compensation programs.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking information that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “are confident that,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “would” or the negative of these terms or other comparable terms. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition; anticipated accretion and growth rates; Zimmer Biomet’s and LDR’s plans, objectives, expectations and intentions; the financial condition, results of operations and businesses of Zimmer Biomet and LDR; and the anticipated timing of closing of the acquisition. These forward-looking statements are based on certain assumptions and analyses made by us in light of Zimmer Biomet’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors Zimmer Biomet believes are appropriate in the circumstances. These forward-looking statements also are based on the current expectations and beliefs of the respective managements of Zimmer Biomet and LDR and are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to how many of LDR’s stockholders will tender their shares of LDR common stock in the tender offer and the possibility that the acquisition does not close; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Zimmer Biomet common stock and on Zimmer Biomet’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange rates and interest rates; changes in tax and other laws, regulations and policies; future business combinations or disposals; the uncertainties inherent in research and development; and competitive developments. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Zimmer Biomet undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this document or to reflect actual outcomes. A further description of risks and uncertainties relating to Zimmer Biomet and LDR can be found in their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2015 and in their subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Additional Information and Where to Find It

The tender offer referenced in this document has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of LDR common stock or any other securities, nor is it a substitute for the tender offer materials that Zimmer Biomet and its indirect subsidiary, LH Merger Sub, Inc., will file with the SEC. The solicitation and offer to purchase LDR common stock will only be made pursuant to an Offer to Purchase, a related letter of transmittal and certain other tender offer documents. At the time the tender offer is commenced, Zimmer Biomet and LH Merger Sub will file a tender offer statement on Schedule TO, including an Offer to Purchase, a related letter of transmittal and certain other tender offer documents, and LDR will file a Solicitation/Recommendation Statement on Schedule 14D-9, with the SEC, each with respect to the tender offer. THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/ RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. LDR STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT AND SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF LDR SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of LDR common stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained (when available) for free by contacting Zimmer Biomet or LDR. Copies of the documents filed with the SEC by LDR will be available free of charge on LDR’s website at www.ldr.com. Copies of the documents filed with the SEC by Zimmer Biomet will be available free of charge on Zimmer

Biomet’s website at www.zimmerbiomet.com. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Zimmer Biomet and LDR each file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Zimmer Biomet or LDR at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Zimmer Biomet’s and LDR’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Joint Press Release, issued by Zimmer Biomet Holdings, Inc. and LDR Holding Corporation, dated June 7, 2016 (incorporated by reference to the Original Form 8-K)

99.2	Zimmer Biomet Holdings, Inc. Investor Presentation, dated June 7, 2016 (incorporated by reference to the Original Form 8-K)

99.3	Reconciliation of Non-GAAP Measure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2016

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, issued by Zimmer Biomet Holdings, Inc. and LDR Holding Corporation, dated June 7, 2016 (incorporated by reference to the Original Form 8-K)

99.2	Zimmer Biomet Holdings, Inc. Investor Presentation, dated June 7, 2016 (incorporated by reference to the Original Form 8-K)

99.3	Reconciliation of Non-GAAP Measure